Exhibit 99.2
AmerUs Group Co.
Financial Supplement
Third Quarter 2005

AmerUs Group Co.
Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Earnings:
Net Income available to common stockholders	$38,619	$42,862	$135,674	$124,767

Adjustments for:

Realized/unrealized (gains) losses on open block assets	7,161	(2,198)	8,049	19,934

Net amortization of DAC and VOBA due to open block gains or losses	(773)	(208)	(652)	681

Net effect of derivative related market value adjustments	(13,895)	5,483	1,180	4,861

Other (income) loss from non-insurance operations	(96)	14	123	(682)

Litigation, net	6,428	—	6,428	—

Income tax items	(312)	(3,678)	(19,995)	(21,969)

Income from discontinued operations	—	—	—	(3,899)

Early extinguishment of debt	11,449	—	11,449	—

Cumulative effect of change in accounting	—	—	—	510

Adjusted Net Operating Income available to common stockholders (1)	$48,581	$42,275	$142,256	$124,203

Basic Earnings Per Common Share:
Adjusted Net Operating Income available to common stockholders per common share (2)	$1.26	$1.08	$3.64	$3.16

Net Income available to common stockholders per common share	$1.00	$1.09	$3.47	$3.17

Weighted average common shares outstanding	38,488	39,238	39,102	39,307

Diluted Earnings Per Common Share:
Adjusted Net Operating Income available to common stockholders per common share (2)	$1.14	$1.03	$3.33	$3.04

Net Income available to common stockholders per common share	$0.91	$1.04	$3.17	$3.06

Weighted average common shares outstanding	42,526	41,054	42,743	40,845

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

AmerUs Group Co.
Equity and Capitalization
($ in thousands, except for per share data)

	As Of Or		As Of Or
	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Common Stockholders’ Equity:
Beginning of period (including AOCI)	$1,717,514	$1,424,064	$1,623,469	$1,409,811
Beginning of period (excluding AOCI) (1)	1,589,074	1,401,824	1,508,799	1,325,292
End of period (including AOCI)	1,552,589	1,559,381	1,552,589	1,559,381
End of period (excluding AOCI) (1)	1,526,960	1,446,335	1,526,960	1,446,335
Average equity (including AOCI)	1,635,052	1,491,722	1,588,029	1,484,596
Average equity (excluding AOCI) (1)	1,558,017	1,424,080	1,517,880	1,385,814

Common shares outstanding, end of period			38,651	39,114

Return on Common Stockholders’ Equity:
Net income available to common stockholders / Average common stockholders’ equity (including AOCI)	9.4%	11.5%	11.4%	11.2%

Adjusted Net Operating Income available to common stockholders / Average common stockholders’ equity (excluding AOCI) (1) (2)	12.5%	11.9%	12.5%	11.9%

Book Value per Common Share:
including AOCI			$40.17	$39.87
excluding AOCI (1) (2)			$39.51	$36.98

	9/30/2005	12/31/2004

Capitalization:
Senior Notes	$300,000	$125,000
PRIDES	143,750	143,750
OCEANs	—	189,212
Surplus Note	25,000	25,000
Other Borrowings	37,004	37,438
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	556,509	571,155

Preferred Stock	145,310	—
Common Stockholders’ Equity	1,526,960	1,508,799

Total Capitalization (excluding AOCI) (1)	$2,228,779	$2,079,954

AOCI — Unrealized Gains / (Losses)	25,629	114,670

Total Capitalization (including AOCI)	$2,254,408	$2,194,624

Debt-to-Capital Ratio (3):
A. M. Best	20.84%	18.70%
Fitch	19.09%	21.16%
Moody’s	23.37%	24.00%
Standard & Poor’s	16.49%	12.46%

(1)	Stockholders’ equity, return on equity, book value, and total capitalization amounts excluding accumulated other comprehensive income (AOCI), are non-GAAP financial measures. Management believes that excluding AOCI assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(2)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(3)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For A. M. Best, preferred stock is treated as 90% equity, PRIDES are treated as 60% equity and AmerUs Capital I and OCEANs are treated as 40% equity. For Fitch, preferred stock is treated as 100% equity, PRIDES are treated as 70% equity, AmerUs Capital I is treated as 60% equity and OCEANs are treated as 100% debt. For Moody’s, preferred stock is treated as 75% equity, PRIDES are treated as 50% equity, and AmerUs Capital I and OCEANs are treated as 100% debt. For Standard & Poors, preferred stock, PRIDES, AmerUs Capital I and OCEANs are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $5,498 and $71,724 as of September 30, 2005 and December 31, 2004, respectively.

AmerUs Group Co.
Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Revenues:
Insurance premiums	$54,603	$64,582	$178,150	$199,110
Product charges	64,939	61,455	178,610	165,301
Net investment income	278,641	261,988	824,392	770,174
Realized/unrealized capital gains (losses)	23,362	2,513	(19,316)	(42,122)
Other income:
Income from Independent Marketing Organizations	7,331	7,463	23,495	21,526
Other	4,156	3,995	11,777	13,838

Total Revenue	433,032	401,996	1,197,108	1,127,827

Benefits and Expenses:
Policyowner benefits — traditional life	54,100	66,736	173,300	198,552
Policyowner benefits — investment and UL contracts	157,111	158,836	451,697	433,799
Operating expenses	34,981	32,075	100,505	92,903
Expenses from Independent Marketing Organizations	5,873	7,843	19,376	18,558
Litigation, net	9,380	—	9,380	—
Amortization — DAC and VOBA	58,714	45,272	146,515	151,461
Dividends to policyowners	18,770	24,538	70,637	60,958

Total Benefits and Expenses	338,929	335,300	971,410	956,231

Interest expense:
Interest on bank debt	939	—	1,127	123
Interest on Senior Notes	2,760	2,172	7,104	6,516
Interest on Capital Securities (AmerUs Capital I)	1,005	1,005	3,133	3,133
Interest on PRIDES	1,998	1,998	5,994	5,994
Interest on OCEANs	(45)	1,839	3,758	5,516
Interest on Surplus Note	541	541	1,624	1,624
Interest on other borrowings	527	255	956	1,238

Total interest expense	7,725	7,810	23,696	24,144

Early extinguishment of debt	19,082	—	19,082	—

Income before income tax expense	67,296	58,886	182,920	147,452

Income tax (expense)	(28,677)	(16,024)	(47,246)	(26,074)

Income from discontinued operations, net of tax	—	—	—	3,899

Cumulative effect of change in accounting, net of tax	—	—	—	(510)

Net income	38,619	42,862	135,674	124,767

Dividends on preferred stock	—	—	—	—

Net income available to common stockholders	$38,619	$42,862	$135,674	$124,767

Weighted Average Common Shares Outstanding:
Basic	38,488,294	39,237,840	39,102,190	39,307,268

Diluted	42,525,870	41,053,772	42,743,043	40,844,713

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Three Months Ended September 30, 2005

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$53,535	$727	$341	$54,603
Product charges	51,350	13,589	—	64,939
Net investment income	88,930	189,332	379	278,641
Realized/unrealized losses on closed block investments	(650)	—	—	(650)
Other income:
Income from Independent Marketing Organizations	—	7,331	—	7,331
Other	879	2,551	566	3,996

	194,044	213,530	1,286	408,860

Benefits and expenses:
Policyowner benefits	87,918	130,529	(387)	218,060
Underwriting, acquisition, and other expenses:
Operating expenses	19,473	7,230	8,278	34,981
Expenses from Independent Marketing Organizations	—	5,873	—	5,873
Amortization of DAC and VOBA, net of open block loss adjustment of $9,086	27,598	22,030	—	49,628
Dividends to policyowners	18,769	1	—	18,770

	153,758	165,663	7,891	327,312

Segment pre-tax operating income	$40,286	$47,867	$(6,605)	81,548

Realized/unrealized losses on open block assets				(793)

Unrealized gains on open block options and trading investments				24,805

Change in option value of indexed products and market value adjustments on total return strategy annuities				6,814

Cash flow hedge amortization				35

Amortization of DAC and VOBA due to open block gains and losses				(9,086)

Litigation, net				(9,380)

Other income from non-insurance operations				160

Income from continuing operations				94,103

Interest (expense)				(7,725)

Early extinguishment of debt				(19,082)

Income tax (expense)				(28,677)

Net income				38,619

Dividends on preferred stock				—

Net income available to common stockholders				$38,619

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Three Months Ended September 30, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$62,829	$541	$1,212	$64,582
Product charges	45,029	16,426	—	61,455
Net investment income	83,909	177,599	480	261,988
Realized/unrealized gains on closed block investments	1,911	—	—	1,911
Other income:
Income from Independent Marketing Organizations	—	7,463	—	7,463
Other	810	2,681	529	4,020

	194,488	204,710	2,221	401,419

Benefits and expenses:
Policyowner benefits	96,350	121,073	380	217,803
Underwriting, acquisition, and other expenses:
Operating expenses	18,134	7,896	6,045	32,075
Expenses from Independent Marketing Organizations	—	7,843	—	7,843
Amortization of DAC and VOBA, net of open block loss adjustment of $2,495	21,443	26,324	—	47,767
Dividends to policyowners	24,537	1	—	24,538

	160,464	163,137	6,425	330,026

Segment pre-tax operating income	$34,024	$41,573	$(4,204)	71,393

Realized/unrealized gains on open block assets				3,443

Unrealized losses on open block options and trading investments				(2,841)

Change in option value of indexed products and market value adjustments on total return strategy annuities				(7,629)

Cash flow hedge amortization				(140)

Amortization of DAC and VOBA due to open block gains and losses				2,495

Other income from non-insurance operations				(25)

Income from continuing operations				66,696

Interest (expense)				(7,810)

Income tax (expense)				(16,024)

Net income				42,862

Dividends on preferred stock				—

Net income available to common stockholders				$42,862

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Nine Months Ended September 30, 2005

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$174,587	$2,263	$1,300	$178,150
Product charges	139,073	39,537	—	178,610
Net investment income	268,799	554,531	1,062	824,392
Realized/unrealized losses on closed block investments	(560)	—	—	(560)
Other income:
Income from Independent Marketing Organizations	—	23,495	—	23,495
Other	2,597	7,755	1,630	11,982

	584,496	627,581	3,992	1,216,069
Benefits and expenses:
Policyowner benefits	256,293	388,152	67	644,512
Underwriting, acquisition, and other expenses:
Operating expenses	57,352	21,391	21,762	100,505
Expenses from Independent Marketing Organizations	—	19,376	—	19,376
Amortization of DAC and VOBA, net of open block loss adjustment of $3,703	74,576	68,236	—	142,812
Dividends to policyowners	70,633	4	—	70,637

	458,854	497,159	21,829	977,842

Segment pre-tax operating income	$125,642	$130,422	$(17,837)	238,227

Realized/unrealized losses on open block assets				(2,133)

Unrealized losses on open block options and trading investments				(16,623)

Change in option value of indexed products and market value adjustments on total return strategy annuities				19,403

Cash flow hedge amortization				112

Amortization of DAC and VOBA due to open block gains and losses				(3,703)

Litigation, net				(9,380)

Other income from non-insurance operations				(205)

Income from continuing operations				225,698

Interest (expense)				(23,696)

Early extinguishment of debt				(19,082)

Income tax (expense)				(47,246)

Net income				135,674

Dividends on preferred stock				—

Net income available to common stockholders				$135,674

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Nine Months Ended September 30, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$194,972	$2,123	$2,015	$199,110
Product charges	122,128	43,173	—	165,301
Net investment income	246,353	520,080	3,741	770,174
Realized/unrealized losses on closed block investments	(1,732)	—	—	(1,732)
Other income:
Income from Independent Marketing Organizations	—	21,526	—	21,526
Other	2,644	8,058	2,000	12,702

	564,365	594,960	7,756	1,167,081

Benefits and expenses:
Policyowner benefits	280,950	356,152	222	637,324
Underwriting, acquisition, and other expenses:
Operating expenses	54,207	21,334	17,362	92,903
Expenses from Independent Marketing Organizations	—	18,558	—	18,558
Amortization of DAC and VOBA, net of open block loss adjustment of $3,247	66,211	82,003	—	148,214
Dividends to policyowners	60,955	3	—	60,958

	462,323	478,050	17,584	957,957

Segment pre-tax operating income	$102,042	$116,910	$(9,828)	209,124

Realized/unrealized losses on open block assets				(30,138)

Unrealized losses on open block options and trading investments				(10,252)

Change in option value of indexed products and market value adjustments on total return strategy annuities				5,926

Cash flow hedge amortization				(953)

Amortization of DAC and VOBA due to open block gains and losses				(3,247)

Other income from non-insurance operations				1,136

Income from continuing operations				171,596

Interest (expense)				(24,144)

Income tax (expense)				(26,074)

Income from discontinued operations, net of tax				3,899

Cumulative effect of change in accounting, net of tax				(510)

Net income				124,767

Dividends on preferred stockholders				—

Net income available to common stockholders				$124,767

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	September 30,	December 31,
	2005	2004
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,639,269	$15,646,653
Equity securities	77,658	77,024
Short-term investments	—	2,979
Securities held for trading purposes:
Fixed maturity securities	1,464,793	1,718,125
Equity securities	33	15,468
Mortgage loans	968,604	865,733
Policy loans	483,115	486,071
Other investments	323,975	374,240

Total investments	19,957,447	19,186,293
Cash and cash equivalents	588,810	478,441
Accrued investment income	234,754	222,294
Premiums, fees and other receivables	41,128	39,688
Income taxes receivable	16,201	—
Reinsurance receivables	683,439	666,493
Deferred policy acquisition costs	1,617,995	1,248,009
Deferred sales inducements	226,653	137,538
Value of business acquired	357,394	374,792
Goodwill	228,869	226,291
Property and equipment	44,448	46,114
Other assets	304,088	296,409
Separate account assets	225,911	248,507

Total Assets	$24,527,137	$23,170,869

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	September 30,	December 31,
	2005	2004
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,134,316	$17,923,329
Policyowner funds	1,474,519	1,419,762

Sub-total	20,608,835	19,343,091

Accrued expenses and other liabilities	999,399	837,514
Dividends payable to policyowners	296,237	322,037
Policy and contract claims	63,500	70,465
Income taxes payable	—	9,299
Deferred income taxes	78,847	145,332
Notes payable:
Senior notes	300,000	125,000
PRIDES	143,750	143,750
OCEANs	—	189,212
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	37,004	37,438
Separate account liabilities	225,911	248,507

Total Liabilities	22,829,238	21,547,400

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2005	145,310	—
Common Stock, no par value, 230,000,000 shares authorized; 46,650,037 shares issued and 38,651,463 shares outstanding in 2005 44,225,902 shares issued and 39,400,663 shares outstanding in 2004	46,650	44,226
Additional paid-in capital — common stock	1,229,181	1,198,379
Accumulated other comprehensive income (loss)	25,629	114,670
Unearned compensation	(2,089)	(1,238)
Retained earnings	567,585	431,911
Treasury stock, at cost (7,998,574 shares in 2005 and 4,825,239 shares in 2004)	(314,367)	(164,479)

Total Stockholders’ Equity	1,697,899	1,623,469

Total Liabilities and Stockholders’ Equity	$24,527,137	$23,170,869

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
September 30, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,639,269	$(225,515)	$16,413,754
Equity securities	77,658	(1,093)	76,565
Short-term investments	—	—	—
Securities held for trading purposes:
Fixed maturity securities	1,464,793	—	1,464,793
Equity securities	33	—	33
Mortgage loans	968,604	—	968,604
Policy loans	483,115	—	483,115
Other investments	323,975	(298)	323,677

Total invested assets	19,957,447	(226,906)	19,730,541

Cash and cash equivalents	588,810	—	588,810
Accrued investment income	234,754	—	234,754
Premiums, fees and other receivables	41,128	—	41,128
Income taxes receivable	16,201	—	16,201
Reinsurance receivables	683,439	—	683,439
Deferred policy acquisition costs	1,617,995	36,943	1,654,938
Deferred sales inducements	226,653	1,955	228,608
Value of business acquired	357,394	45,892	403,286
Goodwill	228,869	—	228,869
Property and equipment	44,448	—	44,448
Other assets	304,088	—	304,088
Separate account assets	225,911	—	225,911

Total Assets	$24,527,137	$(142,116)	$24,385,021

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
September 30, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,134,316	$—	$19,134,316
Policyowner funds	1,474,519	761	1,475,280

	20,608,835	761	20,609,596

Accrued expenses and other liabilities	999,399	(16,973)	982,426
Dividends payable to policyowners	296,237	(87,781)	208,456
Policy and contract claims	63,500	—	63,500
Deferred income taxes	78,847	(12,494)	66,353
Notes payable:
Senior notes	300,000	—	300,000
PRIDES	143,750	—	143,750
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	37,004	—	37,004
Separate Account liabilities	225,911	—	225,911

Total Liabilities	22,829,238	(116,487)	22,712,751

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2005	145,310	—	145,310
Common Stock, no par value, 230,000,000 shares authorized; 46,650,037 shares issued and 38,651,463 shares outstanding in 2005	46,650	—	46,650
Additional paid-in capital — common stock	1,229,181	—	1,229,181
Accumulated other comprehensive income (loss)	25,629	(25,629)	—
Unearned compensation	(2,089)	—	(2,089)
Retained earnings	567,585	—	567,585
Treasury stock, at cost (7,998,574 shares in 2005)	(314,367)	—	(314,367)

Total Stockholders’ Equity	1,697,899	(25,629)	1,672,270

Total Liabilities and Stockholders’ Equity	$24,527,137	$(142,116)	$24,385,021

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Product Mix
($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Protection Products Repetitive Premiums (1):

Interest-Sensitive Whole Life	159	1,076	392	5,905

Term and Other Life	2,835	3,229	9,241	10,384

Universal Life

Flexible premium without no lapse guarantee	2,651	6,700	10,913	23,469

Indexed Life:

Flexible premium without no lapse guarantee	17,694	12,452	48,703	39,178

Flexible premium with no lapse guarantee	3,386	1,900	9,955	4,390

Fixed premium excess interest whole life	2,845	3,005	7,473	10,383

Total Repetitive Premiums	$29,570	$28,362	$86,677	$93,709

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$52,917	$68,222	$191,277	$228,968
Indexed Annuity	632,875	358,773	1,778,971	1,004,131

Sub-total	685,792	426,995	1,970,248	1,233,099

Variable Annuity	864	561	2,002	2,219
Funding Agreements	—	—	26,200	85,000

Total Accumulation Deposits	$686,656	$427,556	$1,998,450	$1,320,318

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

AmerUs Group Co.
Sources of Business
($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Protection Products Repetitive Premiums (1):
Career Marketing Organizations (CMOs)	$8,127	$6,540	$23,377	$21,512

Personal producing general agent (PPGA)	10,522	11,999	32,336	41,750

Independent Agent Force (2)	10,919	9,823	30,964	30,447

Total Repetitive Premiums	$29,568	$28,362	$86,677	$93,709

Accumulation Deposits (1):
Preferred Producer (Career)	$38,464	$38,697	$123,132	$103,893

Personal Producing General Agent (PPGA)	8,380	7,395	23,910	21,256

Independent Agent Force (2)	639,812	381,464	1,825,208	1,110,169

Funding Agreements	—	—	26,200	85,000

Total Accumulation Deposits	$686,656	$427,556	$1,998,450	$1,320,318

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

		September 30, 2005
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$588,810	$—	$—	$588,810
Securities available-for-sale:
Investment grade bonds	15,156,367	342,531	(141,320)	15,357,578
Non-investment grade bonds	1,257,387	41,228	(16,924)	1,281,691
Equity securities	76,565	1,093	—	77,658
Securities for trading:
Investment grade bonds	1,336,048	—	—	1,336,048
Non-investment grade bonds	128,745	—	—	128,745
Equity securities	33	—	—	33
Mortgage loans	968,604	—	—	968,604
Policy loans	483,115	—	—	483,115
Other invested assets	323,975	—	—	323,975

Total	$20,319,649	$384,852	$(158,244)	$20,546,257

		December 31, 2004
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$478,441	$—	$—	$478,441
Securities available-for-sale:
Investment grade bonds	13,948,355	524,527	(44,938)	14,427,944
Non-investment grade bonds	1,153,368	69,890	(4,549)	1,218,709
Equity securities	74,770	2,468	(214)	77,024
Short-term investments	2,952	51	(24)	2,979
Securities for trading:
Investment grade bonds	1,592,208	—	—	1,592,208
Non-investment grade bonds	125,917	—	—	125,917
Equity securities	15,468	—	—	15,468
Mortgage loans	865,733	—	—	865,733
Policy loans	486,071	—	—	486,071
Other invested assets	373,820	420	—	374,240

Total	$19,117,103	$597,356	$(49,725)	$19,664,734

Investment Portfolio Data (1):	September 30, 2005	December 31, 2004
Average NAIC Rating	1.48	1.48
Average Life	9.75	8.58
Effective Duration	6.17	5.73
Weighted Average Book Yield	5.69	5.71
Quarterly New Money Rate	5.37	5.36

	September 30, 2005			December 31, 2004
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	$828,237	4.63%	4.07%	$809,718	4.81%	4.24%
NAIC 4	513,124	2.87%	2.53%	440,487	2.62%	2.30%
NAIC 5	41,279	0.23%	0.20%	27,196	0.16%	0.14%
NAIC 6	3,492	0.02%	0.02%	1,884	0.01%	0.01%

Total	$1,386,132	7.75%	6.82%	$1,279,285	7.60%	6.69%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	September 30, 2005			December 31, 2004
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Government	$485,890	2.7%	2.4%	$548,387	3.2%	2.8%
Public Credit	10,174,895	56.2%	49.5%	9,662,584	55.8%	49.1%
Private Credit	2,333,327	12.9%	11.4%	2,102,978	12.1%	10.7%
Below Investment Grade	1,410,437	7.8%	6.8%	1,344,626	7.7%	6.8%
Mortgage-Backed (MBS)	2,124,413	11.7%	10.3%	2,020,643	11.6%	10.3%
Commercial Mortgage-Backed (CMBS)	1,212,719	6.7%	5.9%	1,119,225	6.4%	5.7%
Asset-Backed (ABS)	346,608	1.9%	1.7%	528,075	3.0%	2.7%
Redeemable Preferred Stock	15,773	0.1%	0.1%	38,260	0.2%	0.2%

Total	$18,104,062	100.0%	88.1%	$17,364,778	100.0%	88.3%

		September 30, 2005			December 31, 2004
Fixed Maturity Securities by Quality:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
NAIC Rating	S&P Equivalent
1	A- or higher	$11,359,740	62.7%	55.3%	$10,777,378	62.1%	54.8%
2	BBB- to BBB+	5,333,885	29.4%	26.0%	5,242,775	30.2%	26.7%

	Investment Grade	16,693,625	92.1%	81.3%	16,020,153	92.3%	81.5%

3	BB- to BB+	846,722	4.7%	4.1%	851,831	4.9%	4.3%
4	B- to B+	517,356	2.9%	2.5%	460,745	2.7%	2.3%
5 & 6	CCC+ or lower	46,359	0.3%	0.2%	32,049	0.1%	0.2%

		1,410,437	7.9%	6.8%	1,344,625	7.7%	6.8%

	Total	$18,104,062	100.0%	88.1%	$17,364,778	100.0%	88.3%

	September 30, 2005			December 31, 2004
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Basic Industry	$887,025	4.9%	4.3%	$916,856	5.3%	4.7%
Capital Goods	980,523	5.4%	4.8%	902,254	5.2%	4.6%
Communications	1,361,608	7.5%	6.6%	1,304,250	7.5%	6.6%
Consumer Cyclical	1,113,934	6.2%	5.4%	1,247,607	7.2%	6.3%
Consumer Non Cyclical	1,682,689	9.3%	8.2%	1,691,226	9.7%	8.6%
Energy	1,173,118	6.5%	5.7%	1,059,864	6.1%	5.4%
Technology	271,056	1.5%	1.3%	228,994	1.3%	1.2%
Transportation	594,918	3.3%	2.9%	539,749	3.1%	2.7%
Industrial Other	238,220	1.3%	1.2%	146,919	0.9%	0.7%
Utilities	2,105,518	11.6%	10.3%	1,794,985	10.3%	9.1%
Financial Institutions	2,926,024	16.2%	14.2%	2,704,498	15.6%	13.9%

Sub-total	13,334,633	73.7%	64.9%	12,537,202	72.2%	63.8%

Other (1)	4,769,429	26.3%	23.2%	4,827,576	27.8%	24.5%

Total	$18,104,062	100.0%	88.1%	$17,364,778	100.0%	88.3%

(1)	Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	September 30, 2005			December 31, 2004
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Pass-thru	$1,221,441	57.5%	5.9%	$1,296,699	64.2%	6.6%
Planned Amortization Class (PACs)	466,835	22.0%	2.2%	419,911	20.7%	2.1%
Sequential Pay	423,612	19.9%	2.1%	286,388	14.2%	1.5%
Adjustable Rate Mortgages (ARMs)	12,525	0.6%	0.1%	17,645	0.9%	0.1%

Total	$2,124,413	100.0%	10.3%	$2,020,643	100.0%	10.3%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities
($ in thousands)
September 30, 2005

			Indexed
	Fixed	Indexed	Derivatives	Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual Adjustment	$—	$19,540	$35	$19,575
No surrender charge	1,813,344	39,889	731	40,620
1 percent	52,835	9,918	70	9,988
2 percent	118,107	80,133	6,857	86,990
3 percent	180,266	255,608	34,605	290,213
4 percent	938,527	413,830	55,010	468,840
5 percent	421,605	134,469	14,781	149,250
6 percent	400,169	116,618	5,592	122,210
7 percent	387,468	107,243	831	108,074
8 percent	380,521	277,714	2,661	280,375
9 percent	453,840	460,732	5,502	466,234
10 percent or greater	897,403	4,938,642	31,090	4,969,732

Total	$6,044,085	$6,854,336	$157,765	$7,012,101

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$410,105	$3,597,183	$19,859	$3,617,042
Total return strategy	—	1,195,089	128,667	1,323,756
Non-MVA	5,633,980	2,062,064	9,239	2,071,303

Total	$6,044,085	$6,854,336	$157,765	$7,012,101

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$244,725	$—	$—	$—
Quarterly	—	—	—	—
1 Year	4,884,024	—	—	—
Multi-year	915,336	—	—	—
Bailout	—	—	—	—
Cumulative floor (1)	—	6,854,336	157,765	7,012,101

Total	$6,044,085	$6,854,336	$157,765	$7,012,101

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$402,146	$—	$—	$—
3 percent	2,746,519	—	—	—
3.25 percent	441,924	—	—	—
3.50 percent	600,370	—	—	—
4 percent	1,800,108	—	—	—
4.5 percent	53,018	—	—	—
5 percent	—	—	—	—
Greater than 5 percent	—	—	—	—
Cumulative floor (1)	—	6,854,336	157,765	7,012,101

Total	$6,044,085	$6,854,336	$157,765	$7,012,101

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$4,592,721	$—	$—	$—
0.0% - 0.5%	147,682	—	—	—
0.5% - 1.0%	268,790	—	—	—
1.0% - 1.5%	32,590	—	—	—
1.5% - 2.0%	57,168	—	—	—
2.0% - 2.5%	111,575	—	—	—
2.5% - 3.0%	73,840	—	—	—
Greater Than 3.0%	759,719	—	—	—
Cumulative floor (1)	—	6,854,336	157,765	7,012,101

Total	$6,044,085	$6,854,336	$157,765	$7,012,101

(1)	Indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain deferred sales inducements rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points

(4)	Account value is a non-GAAP financial measure for indexed products. For GAAP, indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.
Annuity Segment Spread
($ in thousands)

	Rolling 12 Months Ended
	September 30,
ANNUITY SEGMENT SPREADS LTM:	2005	2004
Asset earned rate	5.73%	5.76%
Liability credited rate (1)	3.43%	3.55%

Product spread	2.30%	2.21%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling 12 Months Ended
	September 30, 2005
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$644,082		$644,082

Average invested assets	$11,247,233		$11,247,233

Asset earned rate	5.73%		5.73%

Annuity segment benefit expense (1)	$416,741	$(22,195)	$394,546

Average annuity segment liabilities (1)	$11,643,917	$(123,239)	$11,520,678

Liability credited rate	3.58%		3.43%

Product spread	2.15%		2.30%

	Rolling 12 Months Ended
	September 30, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$589,606		$589,606

Average invested assets	$10,235,567		$10,235,567

Asset earned rate	5.76%		5.76%

Annuity segment benefit expense (1)	$377,982	$(11,484)	$366,498

Average annuity segment liabilities (1)	$10,501,026	$(168,827)	$10,332,199

Liability credited rate	3.60%		3.55%

Product spread	2.16%		2.21%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes deferred sales inducements amortization from total benefit expense. For GAAP, effective January 1, 2004, deferred sales inducements amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the deferred sales inducements amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.
Closed Block
($ in thousands)

	September 30,	December 31,
	2005	2004
LIABILITIES:
Future life and annuity policy benefits	$2,769,012	$2,804,222
Policyowner funds	7,904	8,096
Accrued expenses and other liabilities	9,649	32,140
Dividends payable to policyowners	156,034	161,475
Policy and contract claims	12,737	14,705
Policyowner dividend obligation	132,843	152,975

Total Liabilities	3,088,179	3,173,613

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,950,984	2,028,790
Mortgage loans	62,660	70,686
Policy loans	330,852	335,573
Other investments	—	34
Cash and cash equivalents	44,016	8,473
Accrued investment income	30,929	32,637
Premiums, fees and other receivables	47,604	59,369
Other assets	—	17

Total Assets
	2,467,045	2,535,579

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$621,134	$638,034

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
REVENUES AND EXPENSES:
Insurance premiums	$37,582	$45,859	$122,467	$143,138
Product charges	1,472	1,966	4,618	3,368
Net investment income	35,393	36,974	110,173	108,943
Realized/unrealized gains (losses) on investments	(650)	1,910	(560)	(1,732)
Policyowner benefits	(47,174)	(54,314)	(142,577)	(167,981)
Underwriting, acquisition and other expenses	(785)	(678)	(1,973)	(2,684)
Dividends to policyowners	(17,066)	(22,651)	(65,057)	(55,069)

Contribution from the Closed Block before income taxes	$8,772	$9,066	$27,091	$27,983

AmerUs Group Co.
Additional Information
($ in thousands)

	September 30,	December 31,
	2005	2004
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$68,320,000	$67,769,000
Universal Life	19,435,000	19,848,000
Indexed Life	13,386,000	9,918,000

Total Life Insurance In Force	$101,141,000	$97,535,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,593,491	$3,551,648
Universal Life	1,610,728	1,587,787
Indexed Life	522,013	364,282

Total Life Insurance Reserves	5,726,232	5,503,717

Deferred Fixed Annuity	6,305,493	6,780,234
Indexed Annuity	7,012,101	5,551,184

Total Annuity Reserves	13,317,594	12,331,418

Total Reserves	$19,043,826	$17,835,135

NUMBER OF PRODUCERS:
Protection Products Segment:
Career Marketing Organizations	1,357	1,212
Personal Producing General Agents and sub-agents	5,113	5,158
Independent Agents — other than New York	14,553	11,885
Independent Agents — New York	6,350	5,658
Retail Broker / Dealers	712	712
Registered Representatives	17,809	17,811

Protection Products Segment — Total Agents	45,894	42,436

Accumulation Products Segment — Independent Agents	17,344	14,572

	September 30,	September 30,
	2005	2004
LIFE INSURANCE LAPSE RATE — LTM	6.6%	6.7%

ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	9.4%	9.6%
Without Internal Replacements	7.6%	8.8%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.
Additional Information
($ in thousands)

	Protection Products	Accumulation Products	AOCI
	Segment	Segment	Adjustment	Total
DAC ROLLFORWARD:
Beginning Balance — December 31, 2004	$628,355	$766,129	$(146,475)	$1,248,009
Capitalization	136,249	233,558	—	369,807
Amortization	(55,383)	(53,970)	—	(109,353)
FAS 115 Adjustment	—	—	109,532	109,532

Ending Balance — September 30, 2005	$709,221	$945,717	$(36,943)	$1,617,995

	Deferred
	Sales Inducements	VOBA
OTHER ROLLFORWARDS:
Beginning Balance — December 31, 2004	$137,538	$374,792
Capitalization	87,663	—
Amortization	(17,671)	(37,162)
FAS 115 Adjustment	19,123	19,764

Ending Balance — September 30, 2005	$226,653	$357,394

	2005	2006
CONTRIBUTION FROM THE CLOSED BLOCK:
First Quarter	$9,291	$9,103
Second Quarter	9,028	8,843
Third Quarter	8,772	8,588
Fourth Quarter	8,522	8,338

Total	$35,613	$34,872

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.
Income Tax Rate Reconciliation

	For The Nine Months Ended
	September 30,
	2005	2004
Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.05%)	(0.09%)
Dividend received deduction	(0.64%)	(0.91%)
Non-deductible expenses	1.19%	0.23%
Tax exempt income	(1.83%)	(2.35%)
State taxes (benefit) on non-life operations	(0.55%)	0.37%
Prior year overpayments	—	(2.49%)
Provision releases and deferred income tax valuation allowance change	(10.93%)	(12.41%)
Additional tax incurred on joint venture investment sale (1)	3.62%	—
Other items, net	0.02%	0.33%

Effective tax rate	25.83%	17.68%

(1)	During the third quarter of 2005, the Company sold its 34% joint venture interest in AMAL Corporation and incurred additional income tax related to the reversal of taxable temporary differences without the benefit of previously anticipated dividends received deductions.

Corporate Profile
AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $24.5 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company
of New York; and IL Securities, Inc.
AmerUs Group’s common stock is traded on the New York Stock Exchange (NYSE)
under the trading symbol “AMH”, and preferred stock is traded on the NYSE under the trading symbol of “AMH Pr”.
Corporate Headquarters
AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648
Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2005
First Quarter	$49.08	$43.36	$0.00
Second Quarter	$48.50	$45.06	$0.00
Third Quarter	$57.57	$48.91	$0.00

2004
First Quarter	$41.00	$34.73	$0.00
Second Quarter	$41.70	$36.73	$0.00
Third Quarter	$41.51	$37.31	$0.00
Fourth Quarter	$45.68	$38.60	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Vice President — Investor Relations	P.O. Box 3315
Phone — (515) 362-3693	South Hackensack, NJ 07606-1915
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com
Annual Report and Other Information
Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2004 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.
AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2004, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.